Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Longs Drug Stores Corporation (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the Annual Report on Form 10-K of the Company for the annual period ended January 29, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2004	/s/ WARREN F. BRYANT

Warren F. Bryant Chairman, President and Chief Executive Officer

Date: April 12, 2004	/s/ STEVEN F. MCCANN

Steven F. McCann Senior Vice President, Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to Longs Drug Stores Corporation and will be retained by Longs Drug Stores Corporation and furnished to the Securities and Exchange Commission or its staff upon request.